Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue International Value Fund

Supplement dated September 19, 2017
to Prospectus and Summary Prospectuses dated March 1, 2017

Update of named Portfolio Managers of the Third Avenue Small-Cap Value Fund

Effective immediately, the following information supersedes and replaces the information on page 3 of the Summary Prospectus and on page 10 of the Prospectus under the heading “Portfolio Management.”

The existing list of Portfolio Managers will be replaced with the following:

Victor Cunningham, Portfolio Manager from 2013-2016 and since September 19, 2017.

Update of named Portfolio Managers of the Third Avenue Value Fund

Effective immediately, the following information supersedes and replaces the information on page 3 of the Summary Prospectus and on page 5 of the Prospectus under the heading “Portfolio Management.”

The existing list of Portfolio Managers will be updated with the following:

Matthew Fine, Portfolio Manager since September 19, 2017.

Michael Fineman, Portfolio Manager since September 19, 2017.

Effective immediately, the following information supplements and supersedes and replaces any contrary information on pages 26 and 27 of the Prospectus under the heading “Management of the Funds.”

Victor Cunningham, CFA

Mr. Cunningham is the Portfolio Manager of the Third Avenue Small-Cap Value Fund. Prior to rejoining Third Avenue in 2017, Mr. Cunningham spent three years with Third Avenue as a portfolio manager. He initially joined Third Avenue in 2012.

Previously, Mr. Cunningham was founder and owner of Lucid Asset Management, where he spent six years running his own long-only value fund catering to high net worth individuals and institutions. Prior to forming Lucid, Mr. Cunningham spent five years as the Research Director at Olstein Funds.

Mr. Cunningham holds an M.B.A. in Finance from the University of Notre Dame and a B.S. in Accounting from Fairfield University. He is a Chartered Financial Analyst ("CFA") Charterholder and an (inactive) Certified Public Accountant and is a member of the New York Society of Security Analysts.

Matthew Fine, CFA

Mr. Fine is a Co-Portfolio Manager of the Third Avenue Value Fund and the Portfolio Manager of the Third Avenue International Value Fund. Mr. Fine also serves as a member of Third Avenue’s Management Committee.

Mr. Fine joined Third Avenue in 2000 and began working with Third Avenue’s international team in an effort to identify investment opportunities in the wake of the Argentine crisis of 2001. Mr. Fine has extensive global investment experience across developed and developing markets throughout North America, Latin America, Europe and Asia.

Mr. Fine joined Third Avenue’s research and portfolio management team as a research associate, the first position typically held by Third Avenue’s internally developed talent. He became a senior research analyst in 2008, a principal of the firm in 2009 and lead portfolio manager of the Third Avenue International Value Fund in 2014.

Mr. Fine holds a B.A. in Economics from Hamilton College. He is a CFA Charterholder, a member of the New York Society of Security Analysts and a member of the Board of Trustees of Suffield Academy.

Michael Fineman

Mr. Fineman is a Co-Portfolio Manager of the Third Avenue Value Fund. Prior to rejoining Third Avenue in 2017, Mr. Fineman spent eight years with Third Avenue as an analyst, and Portfolio Manager of the Third Avenue Special Situations Fund, L.P. until his departure March 2014. The Special Situations Fund was a private fund focused on equity and credit investment opportunities across the globe.

Mr. Fineman has approximately 28 years of experience investing in equity and debt securities both public and private. Prior to his return to Third Avenue, he was a founding partner of Warren Hall Capital, a private equity and direct lending platform. Prior to 2006, Mr. Fineman was a distressed equity and credit analyst for Sanno Point Capital Management. He had previously worked in the Investment Banking and Restructuring Advisory Services division of Ernst & Young (since acquired by Macquarie Group) where he led corporate restructurings and reorganizations for debtors and creditors. He has ten years' experience as a sell side research analyst for Goldman Sachs, Alex Brown and Raymond James.

Mr. Fineman is currently a Director of Ideal Standard International and has held other board positions, including Director of Liberty Tire Recycling. Mr. Fineman has participated on many ad-hoc creditors’ committees, including LandSource Communities LLC, U.S. Shipping, Grant Forest Products, Building Materials Holding Corporation, Home Products International, and Collins and Aikman.

Mr. Fineman has an M.B.A. from Columbia Business School and a B.S. in Business Administration with honors from the University of Delaware. He is a CFA Charterholder, a Certified Financial Planner professional, a member of the New York Society of Security Analysts and holds a certification in Distressed Business Valuation.

Reorganization of the Third Avenue International Value Fund into the Third Avenue Value Fund

On September 19, 2017, Third Avenue Management LLC announced that it intends to seek approval from the Boards of Trustees of the Third Avenue Value Fund (the "Value Fund") and the Third Avenue International Value Fund (the "International Value Fund"), and the shareholders of the International Value Fund, of an Agreement and Plan of Reorganization providing for the transfer of the International Value Fund's assets to the Value Fund in a tax-free exchange for shares of the Value Fund and the assumption by the Value Fund of the International Value Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the International Value Fund (the "Reorganization").

In anticipation of the Reorganization, effective on or about September 28, 2017 (the "Sales Discontinuance Date"), the International Value Fund will be closed to any investments for new accounts. Shareholders of the International Value Fund as of the Sales Discontinuance Date may continue to make additional purchases and to reinvest dividends and capital gains into their existing International Value Fund accounts up until the time of the Reorganization.

If the Boards approve the Agreement, a Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to International Value Fund shareholders. The Prospectus/Proxy Statement will describe the Value Fund and other matters. Investors may obtain a free copy of the Prospectus of the Value Fund by calling 1-800-443-1021.

Third Avenue Small-Cap Value Fund

Supplement dated September 19, 2017

to Statement of Additional Information dated March 1, 2017

Effective September 19, 2017, the following information supplements the Funds’ Statement of Additional Information dated September 19, 2017:

Effective September 19, 2017, Mr. Rewey and Mr. Bui will no longer manage the Third Avenue Small-Cap Value Fund.

Third Avenue Value Fund

Supplement dated September 19, 2017

to Statement of Additional Information dated March 1, 2017

Effective September 19, 2017, the following information supplements the Funds’ Statement of Additional Information dated September 19, 2017:

Effective September 19, 2017, Mr. Rewey and Ms. Lie will no longer manage the Third Avenue Value Fund.